UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2006

___________

PREMIER COMMUNITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-18868 (Commission File Number)	54-1560968 (I.R.S. Employer Identification No.)

4095 Valley Pike Winchester, Virginia (Address of principal executive offices)	22602 (Zip Code)

Registrant’s telephone number, including area code:  (540) 869-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)         On August 8, 2006, the Registrant adopted an amendment to its bylaws (the “Bylaws”). The amendment clarified Section 2.6 of the Bylaws to provide that the term of a member of the Board of Directors of the Registrant shall expire at the end of the calendar year in which such director becomes 70 years of age. The amendment also states that the provision does not affect the term of any director serving on the date of the amendment. Before the revision, Section 2.6 required a director to resign from the Board by December 31 of the year in which he or she turns 70.

The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Bylaws of the Registrant (restated in electronic format as of August 8, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER COMMUNITY BANKSHARES, INC.

(Registrant)

Date: August 14, 2006	By:/s/ Donald L. Unger

Donald L. Unger

President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

3.1	Bylaws of the Registrant (restated in electronic format as of August 8, 2006).